SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2000
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                        (Date of earliest event reported)




                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)




Delaware                            0-14815                          23-2413363
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(State of other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania           19422-0764
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(Address of principal executive offices)                      (Zip Code)



                                 (610) 825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


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Item 5.           Other Events

         On December 14, 2000 Progress Financial Corporation issued a press release announcing its repurchase program to repurchase up to 285,000 shares of common stock. For additional information, reference is made to the press Release, dated December 14, 2000, which is attached hereto as Exhibit 99(a) and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROGRESS FINANCIAL CORPORATION

Dated:   December 14, 2000             By:      /s/ Michael B. High
                                            -----------------------------------
                                            Michael B. High
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                   Description

         99(a)                  Press Release issued on December 14, 2000